                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
     ----------------------------------------------------------------------
              (Names of Registrants as Specified in Their Charters)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

   (1)   (1) Title of each class of securities to which transaction applies:

   (2)   (2) Aggregate number of securities to which transaction applies:

   (3) (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)   (4) Proposed maximum aggregate value of transaction:

         Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

   (5)   (1) Amount Previously Paid:

   (6)   (2) Form, Schedule or Registration Statement No.:

   (7)   (3) Filing Party:

   (8)   (4) Date Filed:

                 MORGAN STANLEY AFRICA INVESTMENT FUND, INC.(1)
                   MORGAN STANLEY ASIA-PACIFIC FUND, INC.(1)
                  MORGAN STANLEY EASTERN EUROPE FUND, INC.(1)
               MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.(1)
                 MORGAN STANLEY EMERGING MARKETS FUND, INC.(1)
              MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.(1)
                    MORGAN STANLEY HIGH YIELD FUND, INC.(1)
                 MORGAN STANLEY INDIA INVESTMENT FUND, INC.(1)
                    THE LATIN AMERICAN DISCOVERY FUND, INC.
                            THE MALAYSIA FUND, INC.
                              THE THAI FUND, INC.
                       THE TURKISH INVESTMENT FUND, INC.
                 C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            ------------------------

                   NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                            ------------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meetings of Stockholders of the Funds listed above (each a "Fund" and collectively, the "Funds") will be held on Thursday, June 14, 2001 at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, commencing at the following times (New York time):


Conference Room 2
  Morgan Stanley India Investment Fund, Inc. ("IIF")........   8:00 a.m.
  Morgan Stanley Asia-Pacific Fund, Inc. ("APF")............   8:20 a.m.
  The Thai Fund, Inc. ("TTF")...............................   8:40 a.m.
  The Malaysia Fund, Inc. ("MF")............................   9:00 a.m.
  Morgan Stanley High Yield Fund, Inc. ("MSY")..............   9:20 a.m.
Conference Room 3
  Morgan Stanley Africa Investment Fund, Inc. ("AFF").......   8:00 a.m.
  Morgan Stanley Eastern Europe Fund, Inc. ("RNE")..........   8:20 a.m.
  The Turkish Investment Fund, Inc. ("TKF").................   8:40 a.m.
  Morgan Stanley Emerging Markets Fund, Inc. ("MSF")........   9:00 a.m.
  The Latin American Discovery Fund, Inc. ("LDF")...........   9:20 a.m.
  Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD")...   9:40 a.m.
  Morgan Stanley Global Opportunity Bond Fund, Inc.
     ("MGB")................................................  10:00 a.m.

     The Meetings are being held for the following purposes:

     1. To elect Directors of the Funds.

     2. With respect to APF only, to approve or reject an amendment to the Fund's fundamental investment policies removing the 50% limit on the amount of the Fund's assets that may be invested in Japan.

     3. To consider and act upon any other business as may properly come before the Meetings, or any adjournments thereof.

     Only stockholders of record of a particular Fund at the close of business on April 12, 2001, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

                                       MARY E. MULLIN
                                       Secretary
Dated: May 7, 2001

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING(s) FOR YOUR FUND(s), PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD(s) IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD(s) PROMPTLY.
------------

(1) On April 9, 2001, the Board of Directors of each of the following Funds approved an amendment to the Fund's articles of incorporation deleting the words "Dean Witter" from the Fund's name: AFF, APF, RNE, MSD, MSF, MGB, MSY and IIF. The name change of each such Fund became effective as of May 1, 2001.

              MORGAN STANLEY AFRICA INVESTMENT FUND, INC. ("AFF")
                 MORGAN STANLEY ASIA-PACIFIC FUND, INC. ("APF")
                MORGAN STANLEY EASTERN EUROPE FUND, INC. ("RNE")
            MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ("MSD")
               MORGAN STANLEY EMERGING MARKETS FUND, INC. ("MSF")
           MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC. ("MGB")
                  MORGAN STANLEY HIGH YIELD FUND, INC. ("MSY")
               MORGAN STANLEY INDIA INVESTMENT FUND, INC. ("IIF")
                THE LATIN AMERICAN DISCOVERY FUND, INC. ("LDF")
                         THE MALAYSIA FUND, INC. ("MF")
                          THE THAI FUND, INC. ("TTF")
                   THE TURKISH INVESTMENT FUND, INC. ("TKF")
                 C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                            ------------------------

                             JOINT PROXY STATEMENT
                            ------------------------

     This statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the Funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Fund (each a "Meeting" and collectively, the "Meetings") to be held on Thursday, June 14, 2001, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Management Inc. (hereinafter "Morgan Stanley Investment Management" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders on or about May 7, 2001. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying Proxy Card for a Fund is executed properly and returned, shares represented by it will be voted at the Meeting for that Fund in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting of such Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors of that Fund. With respect to APF, if no instructions are specified, shares will be voted FOR the amendment to the Fund's fundamental investment policies removing the 50% limit on the amount of the Fund's assets that may be invested in Japan.

     The Board has fixed the close of business on April 12, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, the following number of shares of Common Stock of each Fund were outstanding and entitled to vote:


LDF........................................................  11,056,135 shares
MF.........................................................   9,738,015 shares
AFF........................................................   8,984,407 shares
APF........................................................  43,071,656 shares
MSD........................................................  22,046,681 shares
MSF........................................................  19,157,689 shares
MGB........................................................   4,180,704 shares
RNE........................................................   3,979,588 shares
MSY........................................................  11,600,848 shares
IIF........................................................  19,617,004 shares
TTF........................................................  13,269,269 shares
TKF........................................................   6,084,181 shares

     The expense of solicitation will be borne by the Funds and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Funds, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxy Cards is also expected to include communications by employees of Georgeson Shareholder Communications Inc., a proxy solicitation firm expected to be engaged by the Funds to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $5,000 per Fund, except for APF for which the cost is not expected to exceed $7,500, plus out-of-pocket expenses.

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2000 (OCTOBER 31, 2000 FOR TKF), TO ANY STOCKHOLDER OF SUCH FUND REQUESTING SUCH REPORT. REQUESTS FOR ANNUAL REPORTS SHOULD BE MADE IN WRITING TO THE RESPECTIVE FUND, C/O J.P. MORGAN INVESTOR SERVICES CO., P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company) is an affiliate of the Funds' administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Funds. The business address of Chase Bank and J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108.

     On April 9, 2001, the Board of Directors of each of the following Funds approved an amendment to the Fund's articles of incorporation deleting the words "Dean Witter" from the Fund's name: AFF, APF, RNE, MSD, MSF, MGB, MSY and IIF. The name change of each such Fund became effective as of May 1, 2001.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns of record shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such stockholder is a beneficial owner. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that stockholders complete, date, sign and return each enclosed Proxy Card.

     THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN ITEM 1 OF THE NOTICE OF ANNUAL MEETINGS.

     THE BOARD OF DIRECTORS OF APF UNANIMOUSLY RECOMMENDS THAT APF STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN ITEM 2 OF THE NOTICE OF ANNUAL MEETINGS.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meetings, Directors will be elected to hold office for a term specified below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the stockholders, for the election of:

     (i) Ronald E. Robison as a Class I Director for a term expiring in 2002 and Barton M. Biggs, William G. Morton, Jr., John A. Levin and Gerard E. Jones as Class III Directors for a term expiring in 2004, for all of the Funds except for IIF, and

     (ii) Marie Joseph Raymond Lamusse as a Class III Director for a term expiring in 2003 and Ronald E. Robison, John S.Y. Chu, Fergus Reid, Andrew McNally IV and Frederick O. Robertshaw as Class I Directors for a term expiring in 2004, for IIF.

     The Boards of the Funds have elected Ronald E. Robison, President and a Director of the Funds. The Board of IIF has elected Marie Joseph Raymond Lamusse a Director of the Fund.

     Each member of the Funds' Boards of Directors (with the exceptions of Messrs. John S.Y. Chu and Marie Joseph Raymond Lamusse, who are Directors of IIF only, and of Mr. Robison) also serves on the Boards of Directors of Morgan Stanley Institutional Fund, Inc., The Universal Institutional Funds, Inc. and Morgan Stanley Strategic Adviser Fund, Inc., which are open-end registered investment companies also managed by the Manager (collectively, the "Open-End Funds").

     Pursuant to the By-Laws of each Fund, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Pursuant to each Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation (with the exception of MF, which does not have a mandatory retirement age). Each officer of the Funds will hold such office until his death or resignation or until a successor has been duly elected and qualified.

     The Board of Directors of each Fund has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on each Fund's financial operations. Each Fund adopted a formal, written Audit Committee Charter on September 15, 1999 (September 16, 1999 for
IIF), which is attached hereto as Exhibit A. The Audit Committees of the Funds met three times during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF).

     The members of the Audit Committee of each Fund are Gerard E. Jones, Graham
E. Jones, Frederick O. Robertshaw, Andrew McNally IV and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds, and each of whom is "independent" from the Funds under the listing standards of the New York Stock Exchange, Inc. Graham E. Jones serves as the Chairman of each Fund's Audit Committee. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Funds' auditors, is set forth on page 13 of this joint proxy statement.

     The Boards of Directors also have a Nominating and Compensation Committee. The Nominating and Compensation Committee evaluates and recommends nominees for election to each Fund's Board of Directors and establishes compensation for disinterested Directors. Each Fund adopted a formal, written Nominating and Compensation Committee Charter on February 17, 2000. The members of the Nominating and Compensation Committee are John D. Barrett II, John A. Levin, Samuel T. Reeves and Fergus Reid, none of whom is an "interested person," as defined under the 1940 Act, of the Funds. The Chairman of the Nominating and Compensation Committee is Mr. Reid. The Nominating and Compensation Committee did not meet during the fiscal year ending December 31, 2000 (October 31, 2000 for TKF).

     There were six meetings of the Boards of Directors of the Funds held during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF). For the 2000 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served except for Barton M. Biggs and John A. Levin, and except for Samuel T. Reeves with respect to IIF only.

     Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a director of each Fund if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting for that Fund, Proxies will be voted for such persons as the Board of Directors of the Fund may recommend.

     Certain information regarding the current Directors and officers of the Funds, and nominees for election as Directors, is set forth below:

     NAME, ADDRESS AND                  POSITION WITH                    PRINCIPAL OCCUPATIONS AND
       DATE OF BIRTH                      THE FUNDS                          OTHER AFFILIATIONS
----------------------------   -------------------------------   ------------------------------------------
Barton M. Biggs*(1)+........   Class III Director and Chairman   Chairman, Director and Managing Director
1221 Avenue of the Americas    of the Board since:               of Morgan Stanley Investment Management
New York, New York 10020       LDF:  1992                        and Chairman and Director of Morgan
11/26/32                       MF:  1995                         Stanley Dean Witter Investment Management
                               AFF:  1994                        Limited; Managing Director of Morgan
                               APF:  1994                        Stanley & Co. Incorporated; Member of the
                               MSD:  1993                        Yale Development Board; Director and
                               MSF:  1993                        Chairman of the Board of various U.S.
                               MGB:  1995                        registered investment companies managed by
                               RNE:  1996                        Morgan Stanley Investment Management
                               MSY:  1995
                               IIF:  1994
                               TTF:  1995
                               TKF:  1995

Ronald E. Robison*+.........   Class I Director and President    Chief Operations Officer and Managing
1221 Avenue of the Americas    of all Funds since 2001           Director of Morgan Stanley Investment
New York, New York 10020                                         Management; Managing Director of Morgan
1/13/39                                                          Stanley & Co. Incorporated; Director and
                                                                 President of various U.S. registered
                                                                 investment companies managed by Morgan
                                                                 Stanley Investment Management; Previously,
                                                                 Managing Director and Chief Operating
                                                                 Officer of TCW Funds Management

John D. Barrett II..........   Class II Director of all Funds    Chairman and Director of Barrett Asso-
Barrett Associates, Inc.       since 2000                        ciates, Inc. (investment counseling);
565 Fifth Avenue                                                 Director of the Ashforth Company (real
New York, New York 10017                                         estate); Director of various U.S. regis-
8/21/35                                                          tered investment companies managed by
                                                                 Morgan Stanley Investment Management

John S.Y. Chu(2)+...........   Class I Director of IIF since     Finance director of the ABC Group of
Orchard Towers                 1996                              Companies (conglomerate); Previously,
Quatre Bornes, Mauritius                                         Managing Director of Crown Eagle In-
4/10/37                                                          vestments Ltd.

Gerard E. Jones+............   Class III Director of all Funds   Partner in Richards & O'Neil, LLP (law
Richards & O'Neil, LLP         (except IIF) since 2000; Class    firm); Director of Tractor Supply Company,
43 Arch Street                 III Director of IIF since 1995    Tiffany Foundation, Fairfield County
Greenwich, Connecticut 06830                                     Foundation and Director of various U.S.
1/23/37                                                          registered investment companies managed by
                                                                 Morgan Stanley Investment Management

     NAME, ADDRESS AND                  POSITION WITH                    PRINCIPAL OCCUPATIONS AND
       DATE OF BIRTH                      THE FUNDS                          OTHER AFFILIATIONS
----------------------------   -------------------------------   ------------------------------------------
Graham E. Jones.............   Class II Director since:          Senior Vice President of BGK Properties
330 Garfield Street            LDF:  1995                        (commercial real estate); Trustee of 8
Suite 200                      MF:  1987                         investment companies in the Weiss, Peck &
Santa Fe, New Mexico 87501     AFF:  1995                        Greer Mutual Funds complex managed by
1/31/33                        APF:  1995                        Weiss, Peck & Greer; Trustee of 16
                               MSD:  1995                        investment companies in the Morgan
                               MSF:  1995                        Grenfell Investment Trust managed by
                               MGB:  1995                        Deutsche Asset Management Inc.; Director
                               RNE:  1996                        of various U.S. registered investment
                               MSY:  1995                        companies managed by Morgan Stanley
                               IIF:  2000                        Investment Management; Trustee of 12
                               TTF:  1987                        investment companies in the Sun Capital
                               TKF:  1989                        Advisors Trust managed by Sun Capital
                                                                 Advisors, Inc.

Marie Joseph Raymond           Nominee as Class III Director     Director of The India, Media, Internet and
  Lamusse(2)+...............   of IIF:  2001                     Communications Fund Ltd., Southern Cross
Le Belvedere                                                     Hotel Ltd., Jean Vaulbert de Chantily Ltd.
Rue La Hausse de la Louviere                                     (consumer goods) and Grandville Ltee
Floreal, Mauritius                                               (property holding company); Formerly,
1/28/33                                                          Partner of Lamusse Sek Sum (accounting)

John A. Levin(1)+...........   Class III Director since:         Chairman and Chief Executive Officer of
One Rockefeller Plaza          LDF:  1994                        John A. Levin & Co., Inc. (investment
New York, New York 10020       MF:  1995                         management); Director of various U.S.
8/20/38                        AFF:  1995                        registered investment companies managed by
                               APF:  1995                        Morgan Stanley Investment Management;
                               MSD:  1993                        Director, Chairman, President and Chief
                               MSF:  1995                        Executive Officer of BKF Capital Group,
                               MGB:  1995                        Inc. (asset management)
                               RNE:  1996
                               MSY:  1995
                               IIF:  1994
                               TTF:  1995
                               TKF:  1995

Andrew McNally IV+..........   Class I Director of all Funds     Senior Principal of Hammond Kennedy
333 North Michigan Avenue      since 2000                        Whitney (merchant banking); Director of
Suite 501                                                        Reinhold Industries Inc. (industrial
Chicago, Illinois 60601                                          products), Rand McNally & Company
11/11/39                                                         (publishing) and Hubbell, Inc. (indus-
                                                                 trial electronics); Director of various
                                                                 U.S. registered investment companies
                                                                 managed by Morgan Stanley Investment
                                                                 Management; Formerly, Chairman and Chief
                                                                 Executive Officer of Rand McNally &
                                                                 Company; Formerly, Director of Burns
                                                                 International Services Corporation
                                                                 (security)

     NAME, ADDRESS AND                  POSITION WITH                    PRINCIPAL OCCUPATIONS AND
       DATE OF BIRTH                      THE FUNDS                          OTHER AFFILIATIONS
----------------------------   -------------------------------   ------------------------------------------
William G. Morton, Jr.+.....   Class III Director since:         Chairman Emeritus and former Chief
100 Franklin Street            LDF:  1995                        Executive Officer of Boston Stock Ex-
Boston, Massachusetts 02110    MF:  1994                         change; Director of RadioShack Corpo-
3/13/37                        AFF:  1994                        ration (electronics); Director of various
                               APF:  1995                        U.S. registered investment companies
                               MSD:  1993                        managed by Morgan Stanley Investment
                               MSF:  1995                        Management
                               MGB:  1994
                               RNE:  1996
                               MSY:  1995
                               IIF:  2000
                               TTF:  1995
                               TKF:  1995

Samuel T. Reeves............   Class II Director of all Funds    President of Pinnacle Trading L.L.C.
8211 North Fresno Street       (except IIF) since 2000; Class    (investments); Director of various U.S.
Fresno, California 93720       III Director of IIF since 1997    registered investment companies managed by
7/28/34                                                          Morgan Stanley Investment Management;
                                                                 Previously, Member of Advisory Board of
                                                                 Tiger Management Corporation; Formerly,
                                                                 Director of Pacific Gas & Electric Corp.

Fergus Reid+................   Class I Director of all Funds     Chairman and Chief Executive Officer of
85 Charles Colman Boulevard    (except IIF) since 2000; Class    Lumelite Plastics Corporation; Trustee and
Pawling, New York 12564        I Director of IIF since 1995      Director of approximately 30 investment
8/12/32                                                          companies in the Vista Mutual Fund Group
                                                                 managed by J.P. Morgan Investment
                                                                 Management Inc.; Director of various U.S.
                                                                 registered investment companies managed by
                                                                 Morgan Stanley Investment Management

Frederick O. Robertshaw+....   Class I Director of all Funds     Attorney at Law; Director of various U.S.
10645 North Tatum Boulevard    since 2000                        registered investment companies managed by
Suite 200, #465                                                  Morgan Stanley Investment Management;
Phoenix, Arizona 85028                                           Formerly, of Counsel, Copple, Chamberlin,
1/24/34                                                          Boehm and Murphy, P.C.; Formerly, of
                                                                 Counsel, Bryan, Cave LLP

Joseph P. Stadler*..........   Vice President since:             Principal of Morgan Stanley & Co. In-
1221 Avenue of the Americas    LDF:  1994                        corporated and Morgan Stanley Investment
New York, New York 10020       MF:  1994                         Management; Officer of various U.S.
6/7/54                         AFF:  1994                        registered investment companies managed by
                               APF:  1994                        Morgan Stanley Investment Management;
                               MSD:  1993                        Previously with Price Waterhouse LLP
                               MSF:  1993
                               MGB:  1994
                               RNE:  1996
                               MSY:  1993
                               IIF:  1994
                               TTF:  1994
                               TKF:  1994

Stefanie V. Chang*..........   Vice President of all Funds       Principal of Morgan Stanley & Co. In-
1221 Avenue of the Americas    since 1997                        corporated and Morgan Stanley Investment
New York, New York 10020                                         Management; Officer of various U.S.
11/30/66                                                         registered investment companies managed by
                                                                 Morgan Stanley Investment Management;
                                                                 Previously practiced law with the New York
                                                                 law firm of Rogers & Wells LLP

     NAME, ADDRESS AND                  POSITION WITH                    PRINCIPAL OCCUPATIONS AND
       DATE OF BIRTH                      THE FUNDS                          OTHER AFFILIATIONS
----------------------------   -------------------------------   ------------------------------------------
Arthur J. Lev...............   Vice President of all Funds       Principal of Morgan Stanley & Co. In-
1221 Avenue of the Americas    since 2000                        corporated and Morgan Stanley Investment
New York, New York 10020                                         Management; General Counsel to, and
9/23/61                                                          Secretary of, Morgan Stanley Investment
                                                                 Management; Previously with Bankers Trust
                                                                 Company

Mary E. Mullin*.............   Secretary of all Funds since      Vice President of Morgan Stanley & Co.
1221 Avenue of the Americas    1999                              Incorporated and Morgan Stanley In-
New York, New York 10020                                         vestment Management; Officer of various
3/22/67                                                          U.S. registered investment companies
                                                                 managed by Morgan Stanley Investment
                                                                 Management; Previously practiced law with
                                                                 the New York law firms of McDermott, Will
                                                                 & Emery and Skadden, Arps, Slate, Meagher
                                                                 & Flom LLP

Belinda Brady...............   Treasurer of all Funds since      Senior Manager, Fund Administration, J.P.
73 Tremont Street              1999                              Morgan Investor Services Co. (formerly
Boston, Massachusetts 02108                                      Chase Global Funds Services Company);
1/23/68                                                          Treasurer of various U.S. registered
                                                                 investment companies managed by Morgan
                                                                 Stanley Investment Management; Previously
                                                                 with Price Waterhouse LLP

Robin Conkey................   Assistant Treasurer of all        Operations Manager, Fund Administration,
73 Tremont Street              Funds since 1999                  J.P. Morgan Investor Services Co.
Boston, Massachusetts 02108                                      (formerly Chase Global Funds Services
5/11/70                                                          Company); Assistant Treasurer of various
                                                                 U.S. registered investment companies
                                                                 managed by Morgan Stanley Investment
                                                                 Management; Previously with Price
                                                                 Waterhouse LLP

------------
 * "Interested person" of the Fund within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Robison, Lev and Stadler and Ms. Chang and Ms. Mullin are officers of the Manager.
 +  Nominee for election as a Director of one or more Funds at the Meetings.
(1) With regard to IIF, Mr. Biggs and Mr. Levin are currently Class II
    Directors.
(2) Messrs. Chu and Lamusse are currently Directors of IIF only.

     The following table sets forth information regarding beneficial ownership of shares in each Fund owned by the Directors and officers of the Funds and each nominee for election as a Director, as of April 27, 2001. In all cases, the percentage of shares beneficially owned in each Fund by each Director, officer and nominee, and by all Directors, officers and nominees in the aggregate, is under 1% of the outstanding shares of such Fund. This information has been furnished by each Director, officer, and nominee.

NAME                    LDF       MF      APF      AFF      MSD      MSF      MGB     RNE      MSY     IIF      TTF      TKF
----                   ------   ------   ------   ------   ------   ------   -----   ------   -----   ------   ------   ------
Biggs................     100      102      101      106      125      121    100       100    100       114      100      135
Robison..............      --       --       --       --       --       --     --        --     --        --       --       --
Barrett..............     504       --      502      520       --       --     --       500     --       570       --       --
Chu..................      --       --       --       --       --       --     --        --     --        --       --       --
Gerard E. Jones......      --       --       --       --       --       --     --        --   2,666    1,141       --       --
Graham E. Jones......     500    2,667      700      500      500      500    500       500    666       500    1,024    1,000
Lamusse..............      --       --       --       --       --       --     --        --     --        --       --       --
Levin................  11,667    8,000   24,834    1,000   10,500    9,000   5,000   13,000   3,667   14,000    9,000    9,500
McNally..............   7,400       --    1,461       --       --       --     --        --     --        --       --       --
Morton...............   1,027    1,000    1,449    1,357    1,000    1,219   1,000    1,078   1,066       --    1,005    1,385
Reeves...............      --       --    4,813    6,072       --    6,193     --        --     --    13,694       --       --
Reid.................      --       --    1,024    1,040       --      792     --        --     --        --       --       --
Robertshaw...........     100       50      123       52      130      121     55        50     55        57      161       69
Stadler..............      --       --       --       --       --       --     --        --     --        --       --       --
Chang................      --       --       --       --       --       --     --        --     --        --       --       --
Lev..................      --       --       --       --       --       --     --        --     --        --       --       --
Mullin...............      --       --       --       --       --       --     --        --     --        --       --       --
Brady................      --       --       --       --       --       --     --        --     --        --       --       --
Conkey...............      --       --       --       --       --       --     --        --     --        --       --       --
All Directors,
  Officers, and
  Nominees as a
  Group..............  21,298   11,819   35,007   10,647   12,255   17,946   6,655   15,228   8,220   30,076   11,290   12,089

NAME                    TOTAL
----                   -------
Biggs................    1,304
Robison..............       --
Barrett..............    2,596
Chu..................       --
Gerard E. Jones......    3,807
Graham E. Jones......    9,557
Lamusse..............       --
Levin................  119,168
McNally..............    8,861
Morton...............   12,586
Reeves...............   30,772
Reid.................    2,856
Robertshaw...........    1,023
Stadler..............       --
Chang................       --
Lev..................       --
Mullin...............       --
Brady................       --
Conkey...............       --
All Directors,
  Officers, and
  Nominees as a
  Group..............  192,530

     The following table sets forth information, as of April 27, 2001, regarding the approximate share equivalents owned under deferred fee arrangements (described below) in each Fund by those current Directors of the Funds and nominees for election as Directors who have participated in the deferred fee arrangements described below. The figures indicate share equivalents owned by those current Directors and nominees and held in cash accounts by each Fund on behalf of those current Directors and nominees in connection with the deferred fee arrangements described below. In all cases, the percentage of share equivalents owned under such deferred fee arrangements in each Fund by each such Director and nominee, and by all Directors and nominees in the aggregate, is under 1% of the outstanding shares of such Fund.

NAME                          LDF     MF      AFF     APF     MSD     MSF     MGB    RNE    MSY     IIF     TTF     TKF    TOTAL
----                         -----   -----   -----   -----   -----   -----   -----   ---   -----   -----   -----   -----   ------
Graham E. Jones............     --     718      --     691     --      544     --    --      --       --     626      --    2,579
Levin......................  1,747   3,802   2,295   4,425   4,996   2,594   2,172   914   2,269   4,297   5,419   3,696   38,626
Reeves.....................     19      17      21     111     36       47      7     8      20       57      22      24      389
Reid.......................     --      --      --      --     --       --     --    --      --    1,615      --      --    1,615
Robertshaw.................      6       5       6      33     11       14      2     2       6       17       7       7      116
All Directors and Nominees
  as a Group...............  1,772   4,542   2,322   5,260   5,043   3,199   2,181   924   2,295   5,986   6,074   3,727   43,325

     Effective as of July 1, 2000, the Funds, The Pakistan Investment Fund, Inc. ("PKF") and the Open-End Funds pay each of the Directors who is not an "interested person" an annual aggregate fee of $75,000, plus out-of-pocket expenses, for service on all Boards of Directors of the Funds, PKF and the Open-End Funds and on any committees of the Funds, PKF and the Open-End Funds. Directors' fees for each year are allocated among the Funds, PKF and the Open-End Funds in proportion to their respective average net assets during the year. In addition, IIF pays each of its Directors who is not resident in either Mauritius or India and who is not a director, officer or employee of Morgan Stanley Investment Management or its affiliates a fee of $10,000 per meeting in connection with any meeting held in either Mauritius or India that such Director attends in person. Each Director of IIF who is a resident in either Mauritius or India and who is not a director, officer or employee of Morgan Stanley Investment Management or its affiliates, receives an annual fee of $7,500 per year plus $750 for each meeting such Director attends in person or by telephone.

     Each of the Directors who is not an "affiliated person" of Morgan Stanley Investment Management within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with each Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by a Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable by a Fund in cash upon such Director's resignation from the Board of Directors of that Fund in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of each Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of a Fund or the distribution of all or substantially all of a Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by Morgan Stanley Investment Management), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Set forth below is a table showing the aggregate compensation paid by each Fund to each of its Directors, as well as the total compensation paid to each Director of each Fund by all of the Funds and by other U.S. registered investment companies advised by Morgan Stanley Investment Management or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF). In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

     The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF), regardless of whether such amounts were actually received by the Directors during such fiscal year.

NAME OF
DIRECTORS               LDF       MF      AFF      APF      MSD      MSF      MGB      RNE      MSY       IIF      TTF      TKF
---------              ------   ------   ------   ------   ------   ------   ------   ------   ------   -------   ------   ------
Biggs(1).............      --       --       --                --       --       --       --       --        --       --       --
Schaaff(1)(2)........      --       --       --       --       --       --       --       --       --        --       --       --
Robison(1)(2)........      --       --       --       --       --       --       --       --       --        --       --       --
Barrett..............  $  308   $  113   $  299   $1,666   $  370   $  759   $   85   $  178   $  262   $ 1,051   $  103   $  247
Chu..................      --       --       --       --       --       --       --       --       --    11,250       --       --
Gerard E. Jones......     308      113      299    1,666      370      759       85      178      262    14,601      103      247
Graham E. Jones......   2,702    3,904    4,073    7,620    3,161    4,533    2,479    2,703    3,053     1,051    3,877    2,642
LaHausse de la
  Louviere(3)........      --       --       --       --       --       --       --       --       --    11,250       --       --
Levin(4).............   2,439    2,511    3,496    6,728    2,768    3,956    2,216    2,309    2,660     4,601    3,300    2,379
McNally..............     308      113      299    1,666      370      759       85      178      262     1,051      103      247
Morton...............   2,439    2,511    3,496    6,728    2,768    3,956    2,216    2,309    2,660     1,051    3,300    2,379
Reeves(4)............     308      113      299    1,666      370      759       85      178      262     4,601      103      247
Reid(4)..............     308      113      299    1,666      370      759       85      178      262     4,601      103      247
Robertshaw(4)........     308      113      299    1,666      370      759       85      178      262     1,051      103      247

                                       NUMBER
                          TOTAL       OF FUNDS
                       COMPENSATION    IN FUND
                        FROM FUNDS     COMPLEX
                         AND FUND        FOR
                         COMPLEX        WHICH
NAME OF                  PAID TO      DIRECTOR
DIRECTORS              DIRECTORS(5)   SERVED(6)
---------              ------------   ---------
Biggs(1).............         --         16
Schaaff(1)(2)........         --         13
Robison(1)(2)........         --          0
Barrett..............    $70,000         16
Chu..................     11,250          1
Gerard E. Jones......     83,550         16
Graham E. Jones......     75,378         16
LaHausse de la
  Louviere(3)........     11,250          1
Levin(4).............     73,550         16
McNally..............     75,000         16
Morton...............     70,000         16
Reeves(4)............     78,550         16
Reid(4)..............     73,550         16
Robertshaw(4)........     75,000         16

------------
(1) "Interested person" of the Fund within the meaning of the 1940 Act.
(2) Mr. Schaaff resigned as Director and President of the Funds effective as of March 7, 2001. Mr. Robison was named a Director and President of the Funds on March 9, 2001.
(3) Mr. La Hausse de la Louviere retired as Director of IIF effective April 20, 2001.
(4) Amounts shown in this table include certain amounts deferred by Messrs. Levin, Reid, Reeves and Robertshaw, in each case pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Levin, Reid, Reeves and Robertshaw, please refer to the table on page 11 of this joint proxy statement.
(5) Amounts shown in this column also include amounts received by each Director (other than Messrs. Chu and La Hausse de la Louviere) for service on the Boards of Directors of PKF and the Open-End Funds.
(6) Indicates the total number of boards of directors of investment companies in the Fund Complex, including all of the Funds, on which the Director served at any time during the fiscal year ended December 31, 2000 (October 31, 2000 for TKF).

     The following table sets forth information regarding amounts deferred by certain Directors of their aggregate compensation from the Funds and the Fund Complex, in each case pursuant to the Fee Arrangement described above. Payments under the Fee Arrangement to a Director will be based on the number of share equivalents a Director holds. For the number of share equivalents held by each current Director who has participated in the Fee Arrangement, please refer to the table on page 8 of this joint proxy statement.

NAME                    LDF       MF      AFF      APF      MSD      MSF      MGB      RNE      MSY      IIF      TTF      TKF
----                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Levin................  $2,439   $2,511   $3,496   $6,728   $2,768   $3,956   $2,216   $2,309   $2,660   $4,601   $3,300   $2,379
Reeves...............      88       29       81      453      106      204       24       48       72      273       26       59
Reid.................      --       --       --       --       --       --       --       --       --    4,601       --       --
Robertshaw...........      26        9       24      136       31       61        7       14       22       82        8       20

                          TOTAL
                         DEFERRED
                       COMPENSATION
                        FROM FUNDS
                         AND FUND
NAME                     COMPLEX
----                   ------------
Levin................    $48,761
Reeves...............     70,959
Reid.................     69,075
Robertshaw...........     21,287

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that each Fund's officers and directors, and persons who own more than ten percent of a registered class of each Fund's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Manager assumes responsibility for filing such reports for each Fund's officers and directors and believes that all required reports under
Section 16(a) have been filed on a timely basis for each Fund's officers and directors.

     The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund's By-Laws, except for TTF and MF, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. Under the By-Laws of TTF and MF, the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THAT FUND SET FORTH ABOVE.

       APPROVAL OF A CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
                         (PROPOSAL NO. 2)--FOR APF ONLY

     The Board of Directors of APF, including a majority of the Directors who are not "interested persons" of each Fund as defined in the 1940 Act, have approved an amendment to the Fund's fundamental investment policies removing the 50% limit on the amount of the Fund's assets that may be invested in Japan. As set forth as a fundamental policy of the Fund in the Fund's prospectus, dated July 25, 1994, the Fund's investment restrictions provide that the Fund must invest less than 50% of its total assets in Japan. This policy was set forth in order to comply with the regulatory requirements in Japan in effect at the time, to which the Fund was subject as the result of having offered its shares in Japan. The regulations in Japan no longer require that the Fund invest less than 50% of its assets in Japan. The Fund's Board of Directors has accordingly determined that it would be in the best interests of the Fund's stockholders to remove the 50% limit on the amount of the Fund's assets that may be invested in Japan.

     The Manager believes it will be able to manage the Fund more effectively and achieve a greater return for the Fund with the ability to invest more than 50% of the Fund's assets in Japan. By being permitted to invest more than 50% of the Fund's assets in Japan, the Manager believes that the Fund may be able to achieve a greater return because it will permit the Fund to have greater flexibility to invest in Japan when the Manager believes investments in Japan will provide the Fund with an above average return. If the Manager invests more than 50% of the Fund's assets in Japan, the portfolio of the Fund will also be less diversified on a geographic basis. Consequently, the Fund will have additional exposure to risks that may adversely affect the Japanese market.

     Approval of the proposed amendment to the Fund's fundamental investment policies will require the affirmative vote of a majority of the Fund's outstanding shares of common stock. As defined in the 1940 Act, a "majority of outstanding shares" means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding voting securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposed amendment. The Fund will continue under its current fundamental investment policies without change if this proposal is not approved by the stockholders.

     THE BOARD OF DIRECTORS OF APF RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                     AUDIT COMMITTEE REPORTS AND AUDIT FEES

REPORTS OF THE AUDIT COMMITTEES

     At a meeting held on February 16, 2001, the Board of Directors of each Fund, including a majority of the directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2001 (October 31, 2001 for TKF). The Audit Committee of each Fund has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and have discussed with Ernst & Young LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund. Although it is not expected that a representative of Ernst & Young LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

     Each Fund's financial statements for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) be included in the Fund's most recent annual report.

                                    Graham E. Jones, Chairman of the Audit
                                    Committees
                                    Gerard E. Jones, Member of the Audit
                                    Committees
                                    Andrew McNally IV, Member of the Audit
                                    Committees
                                    William G. Morton, Jr., Member of the Audit
                                    Committees
                                    Frederick O. Robertshaw, Member of the Audit
                                    Committees

AUDIT FEES

     The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) is set forth below:

AFF...............................................  $ 50,000
APF...............................................  $ 55,000
TTF...............................................  $ 35,000
MF................................................  $ 35,000
MSY...............................................  $ 45,000
IIF...............................................  $100,000
RNE...............................................  $ 65,000
TKF...............................................  $ 40,000
LDF...............................................  $ 65,000
MSF...............................................  $ 90,000
MSD...............................................  $ 70,000
MGB...............................................  $ 45,000

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed for financial information systems design and implementation services rendered by Ernst & Young LLP to the Manager, and entities controlling, controlled by or under common control with the Manager for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) was $385,000. No such services were performed for any of the Funds.

ALL OTHER FEES

     The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Ernst & Young LLP to the Manager, and entities controlling, controlled by or under common control with the Manager for the fiscal year ended December 31, 2000 (October 31, 2000 for TKF) was $2.9 million. No such services were performed for any of the Funds. The Audit Committees have considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

CERTAIN OTHER MATTERS CONCERNING THE FUNDS' INDEPENDENT AUDITORS

     On July 5, 2000, PricewaterhouseCoopers LLP resigned as the independent accountants for each Fund. At a meeting held on June 15, 2000, the Board of Directors of each Fund, including a majority of the directors who are not "interested persons," as defined under the 1940 Act, acting on the recommendation of the Audit Committee of each Fund, appointed Ernst & Young LLP as independent accountants for each Fund effective with the resignation of PricewaterhouseCoopers LLP. The appointment of Ernst & Young as independent accountants for each Fund was ratified by the stockholders of each Fund on August 1, 2000 at the Fund's reconvened annual meeting of stockholders. In connection with its audits for 1998 and 1999 and through July 5, 2000, the date of PricewaterhouseCoopers LLP's resignation as the independent accountants for each Fund, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference thereto in its report on the financial statements of each Fund for such years. Each report of PricewaterhouseCoopers LLP on the financial statements of each Fund for such years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at April 12, 2001:

                NAME AND ADDRESS                     AMOUNT AND NATURE            PERCENT OF
FUND          OF BENEFICIAL OWNER                 OF BENEFICIAL OWNERSHIP           CLASS
----  ------------------------------------  ------------------------------------  ----------
LDF   Yale University                       629,000 shares with sole voting           5.4%
      Investments Office                    power and sole dispositive power(1)
      230 Prospect Street
      New Haven, Connecticut 06511-2107
      Lazard Freres & Co. LLC               1,639,600 shares with sole voting       19.18%
      30 Rockefeller Plaza                  power and sole dispositive power(2)
      New York, New York 10020
MF    President and Fellows of Harvard      892,500 shares with sole voting           5.3%
      College                               power and sole dispositive power(3)
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, Massachusetts 02210
AFF   City of London Investment Group PLC   1,150,127 shares with sole voting        9.58%
      10 Eastcheap                          power and sole dispositive power(4)
      London EC3M ILX
      England
      President and Fellows of Harvard      3,296,395 shares with sole voting        27.5%
      College                               power and sole dispositive power(5)
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, Massachusetts 02210

                NAME AND ADDRESS                     AMOUNT AND NATURE            PERCENT OF
FUND          OF BENEFICIAL OWNER                 OF BENEFICIAL OWNERSHIP           CLASS
----  ------------------------------------  ------------------------------------  ----------
APF   Tattersall Advisory Group Inc.        4,534,700 shares with sole voting         6.6%
      6620 W. Broad Street                  power and sole dispositive power(6)
      Suite 300
      Richmond, Virginia 23230-1720
      First Union Corporation               4,195,111 shares with sole voting        6.57%
      One First Union Center                power; 4,176,524 shares with sole
      Charlotte, North Carolina 28288-0137  dispositive power; 744 shares with shared dispositive power(2)
      Yale University                       6,173,000 shares with sole voting        10.2%
      Investments Office                    and sole dispositive power(7)
      230 Prospect Street
      New Haven, Connecticut 06511-2107
      President and Fellows of Harvard      3,159,466 shares with sole voting         5.1%
      College                               and sole dispositive power(8)
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, Massachusetts 02210
MSF   Morgan Stanley Dean Witter & Co.      504,154 shares with shared voting        5.18%
      1585 Broadway                         power and shared dispositive power;
      New York, New York 10036              607,166 shares with shared
                                            dispositive power but no voting
                                            power(9)
      Yale University                       1,425,000 shares with sole voting         7.1%
      Investments Office                    and sole dispositive power(7)
      230 Prospect Street
      New Haven, Connecticut 06511-2107
      Lazard Freres & Co. LLC               1,716,100 shares with sole and sole      7.52%
      30 Rockefeller Plaza                  dispositive power(2)
      New York, New York 10020
      President and Fellows of Harvard      1,413,401 shares with sole voting         7.1%
      College                               power and sole dispositive power(10)
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, Massachusetts 02210
RNE   Morgan Stanley Dean Witter & Co.      46,456 shares with shared voting        13.92%
      1585 Broadway                         power and shared dispositive power;
      New York, New York 10036              523,002 shares with shared
                                            dispositive power but no voting
                                            power(5)
      Morgan Stanley & Co. International    520,596 shares with shared              12.72%
      Limited                               dispositive power(5)
      25 Cabot Square
      Canary Wharf
      London E14 4QA
      England
      President and Fellows of Harvard      456,401 shares with sole voting          10.6%
      College                               power and sole dispositive power(11)
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, Massachusetts 02210
IIF   President and Fellows of Harvard      4,465,114 shares with sole voting        15.9%
      College                               power and sole dispositive power(12)
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, Massachusetts 02210

                NAME AND ADDRESS                     AMOUNT AND NATURE            PERCENT OF
FUND          OF BENEFICIAL OWNER                 OF BENEFICIAL OWNERSHIP           CLASS
----  ------------------------------------  ------------------------------------  ----------
TKF   United Nations Joint Staff Pension    650,000 shares with shared voting        9.23%
      Fund                                  power and shared dispositive
      United Nations, New York 10017        power(13)
      Fiduciary Trust Company               650,000 shares with shared voting        9.23%
      International                         power and shared dispositive
      Two World Trade Center                power(13)
      New York, New York 10048
      The State Teachers Retirement Board   485,800 shares with sole voting           7.6%
      of Ohio                               power and sole dispositive power(14)
      275 East Broad Street
      Columbus, Ohio 43215
      Kuwait Investment Authority           900,000 shares with sole voting         12.77%
      P.O. Box 38346                        power and sole dispositive power(15)
      Dahieh Abdullah Al Salem
      Kuwait City, Kuwait 72254
      City of London Investment Group PLC   1,288,300 shares with sole voting       20.07%
      10 Eastcheap                          power and sole dispositive power(4)
      London EC3M ILX
      England

------------
 (1)  Based on a Schedule 13G with the Commission on February 12, 2001.
 (2)  Based on a Schedule 13G/A filed with the Commission on February 14, 2001.
 (3)  Based on a Schedule 13G filed with the Commission on February 12, 1999.
 (4)  Based on a Schedule 13G filed with the Commission on March 8, 2001.
 (5)  Based on a Schedule 13G/A filed with the Commission on April 10, 2001.
 (6)  Based on a Schedule 13G/A filed with the Commission on March 24, 1999.
 (7)  Based on a Schedule 13G with the Commission on February 12, 2001.
 (8)  Based on a Schedule 13G filed with the Commission on February 9, 2001.
 (9)  Based on a Schedule 13G/A filed with the Commission on February 5, 1999.
(10)  Based on a Schedule 13G/A filed with the Commission on February 9, 2001.
(11)  Based on a Schedule 13G/A filed with the Commission on March 12, 2001.
(12)  Based on a Schedule 13G/A filed with the Commission on April 9, 2001.
(13)  Based on a Schedule 13G/A filed with the Commission on February 3, 1997.
(14)  Based on a Form 5 filed with the Commission on February 21, 2001.
(15)  Based on a Schedule 13G filed with the Commission on November 2, 1992.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting for a Fund, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     A stockholder's proposal intended to be presented at a Fund's Annual Meeting of Stockholders in 2002 must be received by such Fund on or before January 7, 2002, in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any stockholder who desires to bring a proposal at a Fund's Annual Meeting of Stockholders in 2002, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 16, 2002 and not later than April 15, 2002, in the manner and form required by that Fund's By-Laws.

                                          MARY E. MULLIN
                                          Secretary

Dated: May 7, 2001

     STOCKHOLDERS OF A FUND WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING FOR THAT FUND AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD FOR THE FUND AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                  MORGAN STANLEY AFRICA INVESTMENT FUND, INC.
                     MORGAN STANLEY ASIA PACIFIC FUND, INC.
                    MORGAN STANLEY EASTERN EUROPE FUND, INC.
                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
                MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
                      MORGAN STANLEY HIGH YIELD FUND, INC.
                   MORGAN STANLEY INDIA INVESTMENT FUND, INC.
                    THE LATIN AMERICAN DISCOVERY FUND, INC.
                            THE MALAYSIA FUND, INC.
                              THE THAI FUND, INC.
                       THE TURKISH INVESTMENT FUND, INC.
               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.
            (INDIVIDUALLY, THE "FUND" AND COLLECTIVELY, THE "FUNDS")

                            AUDIT COMMITTEE CHARTER

OBJECTIVES:

       I. The Board of Directors of each of the Funds has established a committee of certain independent directors (the "Audit Committee"). The objectives of the Audit Committee are:

        (a) to oversee each of the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

        (b) to oversee the quality and objectivity of each of the Funds' annual financial statements and the independent audit thereof; and

        (c) to act as a liaison between each of the Funds' independent auditors and the full Board of Directors of each Fund.

      II. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

RESPONSIBILITIES:

       I. To carry out its objectives, the Audit Committee shall have the following responsibilities:

        (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors' specific representations as to their independence;

        (b) to meet with each of the Funds' independent auditors, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to each of the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
            (iii) to consider the auditors' comments with respect to each of the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors render to each Board and each Funds' shareholders;

        (c) to review significant current financial reporting issues and practices with management and auditors and to consider the effect upon each of the Funds of any changes in accounting principles or practices proposed by management or the auditors;

        (d) to review the fees charged by the auditors for audit and non-audit services;

        (e) to investigate improprieties or suspected improprieties in funds operations;

        (f) to report its activities to the full Board of each Fund on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

        (g) to review this Charter at least annually and recommend any changes to the full Board of Directors of each Fund.

      II. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer of each of the Funds and with representatives of the management company and other service providers responsible for financial reporting and controls.

     III. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

                                   PROXY CARD

                 MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.

                  C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 12, 2001 at the Annual Meeting of Stockholders to be held on June 14, 2001, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Joint Proxy Statement dated May 7, 2001.


             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                                SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.       Election of the following nominees as Directors:

    FOR       WITHHELD
    [ ]         [ ]
                           Class I Nominee:
                           Ronald E. Robison

                           Class III Nominees:
                           Gerard E. Jones, Barton M. Biggs, William G. Morton,
                           Jr. and John A. Levin

                           ________________________________________________
                           For all nominees except as written on line above


         THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND SET FORTH ABOVE.

         PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT MUST SIGN.

SIGNATURES(S)___________________________________

DATE _______________, 2001

         When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

         If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]